Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,800,000
Previously Paid Amount	0.00
Total Fee Amount	3,490.68
Total Offset Amount	0.00
Net Fee	$ 3,490.68